                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 7, 1998



                             BRANDYWINE REALTY TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                        1-9106                 23-2413352
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


             16 Campus Boulevard, Newtown Square, Pennsylvania 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

        (i) First Commercial Acquisition: On May 8, 1998, Brandywine Operating Partnership L.P. (the "Operating Partnership") acquired a portfolio of 11 office properties (the "First Commercial Properties") in the Greater Harrisburg, Pennsylvania area for an aggregate consideration of approximately $48.5 million (the "Aggregate Consideration"). The First Commercial Properties consist of (i) four office properties containing an aggregate of approximately 76,000 net rentable square feet in Commerce Park, commonly known as 2401, 2404, 2405 and 2407 Park Drive, Harrisburg, Susquehanna Township, Pennsylvania; (ii) four office properties containing approximately 61,000 net rentable square feet in Corporate Center 81, commonly known as 600 and 800 Corporate Circle and 200 and 500 Nationwide Drive, Harrisburg, Susquehanna Township, Pennsylvania; and (iii) three office properties containing approximately 250,000 net rentable square feet in Camp Hill Corporate Center, commonly known as 150, 200 and 300 Corporate Center Drive, East Pennsboro Township, Pennsylvania. As of May 8, 1998, the First Commercial Properties were approximately 95% leased to 33 tenants. Each of IBM (approximately 35.2%) and Highmark, Inc. (approximately 25.4%) occupies more than 10% of the aggregate net rentable square feet at the First Commercial Properties.

        The acquisition of the First Commercial Properties was structured as the acquisition by a wholly-owned subsidiary of the Operating Partnership of a 99% profits interest and an 89% capital interest in the existing limited partnership (the "First Commercial Partnership") that owns the First Commercial Properties, with an obligation of the Operating Partnership to acquire the residual interests (1% profits interest and 11% capital interest) no later than June 7, 2001. At the closing, the Operating Partnership paid a portion of the Aggregate Consideration through a combination of $37.9 million in cash and an aggregate of 390,364 Class A Units of limited partner interest in the Operating Partnership. Each Class A Unit is redeemable, at the option of the holder, on and after the first anniversary of the closing date for either an amount of cash equal to the trading price of one Common Share at the time of the redemption or, at the option of the Company, for one Common Share. The Units are subject to earlier redemption upon a change in control of the Company or the death of the applicable holder. The Operating Partnership is obligated to pay the balance of the Aggregate Consideration (an amount equal to approximately $1.3 million) at the time it acquires the residual interests in such combination of cash and Class A Units (with each Class A Unit valued at $23.75 with no additional underwriting costs) as the holders of the residual interests may elect.

        The two-step transfer of ownership interests in the First Commercial Partnership is intended to comply with a statutory exemption from Pennsylvania real estate transfer taxes. However, the Operating Partnership has not obtained a specific ruling from the Pennsylvania Department of Revenue as to the applicability of such exemption to the First Commercial transaction. If Pennsylvania transfer taxes were to be opposed on the transaction, responsibility for such taxes would be split equally between the Operating Partnership and the contributors. However, if the Operating Partnership desired or were required, for financing purposes or otherwise, to acquire the residual interests before June 7, 2001, the Operating Partnership could be required to pay real estate transfer taxes in an aggregate amount of approximately $970,000.

        The Units and the Common Shares issuable upon redemption of the Units have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered and sold in the United States absent registration or an applicable exemption from registration. The Company has agreed to file a registration statement registering the resale of Common Shares issuable upon redemption of Units. See
Exhibit 10.2 under Item 7.

        In connection with its acquisition of partnership interests in the First Commercial Partnership, the Operating Partnership agreed to pay certain tax liabilities that might be incurred by certain persons who held partnership interests in the First Commercial Partnership in the event the Operating Partnership were to take certain actions, such as a sale of the applicable properties during the period ending December 31, 2002. See Exhibit 10.5 under
Item 7.

        The transferors of the First Commercial Partnership interests to the Operating Partnership are parties unaffiliated with the Company and the Operating Partnership. The identity of each of the transferors is set forth in
Exhibit 10.1. The Company based its determination of the acquisition price of the First Commercial Partnership interests on the expected cash flow from the First Commercial Properties and their physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The acquisition price was determined by arm's-length negotiation between the Company and the transferors.

        The table set forth below shows scheduled lease expirations for leases in place at May 8, 1998 for the First Commercial Properties for each of the next ten years, assuming none of the tenants exercise renewal options or termination rights, if any, at or prior to scheduled expirations:

                           Scheduled Lease Expirations


                                                                                                  Percentage of Total
                                                                          Final Annualized Base  Final Annualized Base
        Year of             Number of Leases       Net Rentable Square    Rent From Properties    Rent From Properties
         Lease               Expiring Within       Footage Subject to        Under Expiring          Under Expiring
      Expiration              the Year(1)            Expiring Leases            Leases(2)                Leases
      ----------            ----------------       -------------------     --------------------  ----------------------
1998                                 4                   30,092              $  391,961                    5.9%
1999                                 9                  208,083               3,637,007                   54.7%
2000                                 6                   34,112                 556,735                    8.4%
2001                                 6                   75,921               1,366,168                   20.5%
2002                                10                   40,222                 615,517                    9.3%
2003                                 1                    2,500                  60,000                    0.9%
2004                                --                       --                      --                    0.0%
2005                                --                       --                      --                    0.0%
2006                                --                       --                      --                    0.0%
2007                                --                       --                      --                    0.0%
2008 and thereafter                  1                      308                  21,043                    0.3%
                                    --                  -------              ----------                   -----

Total                               37                  391,238              $6,648,431                    100%
                                    ==                  =======              ==========                   =====

---------------------

(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.


        (ii) One Christina Centre Acquisition: On May 11, 1998, the Operating Partnership purchased One Christina Centre (the "Property"), an approximately 321,511 net rentable square foot high-rise office building in Wilmington, Delaware. The purchase price for the Property was approximately $41.6 million.

        As of May 11, 1998, the Property was approximately 99% leased to seven tenants. Each of American Express Travel Services (approximately 11%), First USA Bank (approximately 16.8%) and Beneficial Corporation (approximately 66.2%) occupies more than 10% of the net rentable square feet at the Property. The seller of the Property was Christina Page Mill, L.L.C., a party unaffiliated with the Company and the Operating Partnership. The Company based its determination of the acquisition price of the Property on the expected cash flow from the Property and its physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The acquisition price was determined by arm's-length negotiation between the Company and the seller.

        The table set forth below shows scheduled lease expirations for leases in place at May 11, 1998 for the Property for each of the next ten years, assuming none of the tenants exercise renewal options or termination rights, if any, at or prior to scheduled expirations:

                           Scheduled Lease Expirations


                                                                                                  Percentage of Total
                                                                          Final Annualized Base  Final Annualized Base
        Year of             Number of Leases       Net Rentable Square    Rent From Properties    Rent From Properties
         Lease               Expiring Within       Footage Subject to        Under Expiring          Under Expiring
      Expiration              the Year(1)            Expiring Leases            Leases(2)                Leases
      ----------            ----------------       -------------------     --------------------  ----------------------
1998                                 1                    1,415              $   24,763                    0.5%
1999                                 2                   33,211                 492,453                    9.3%
2000                                 1                    8,158                 120,331                    2.3%
2001                                 1                      663                  14,255                    0.3%
2002                                --                       --                      --                    0.0%
2003                                --                       --                      --                    0.0%
2004                                 1                    5,932                 113,301                    2.1%
2005                                 1                    6,575                 123,281                    2.3%
2006                                --                       --                      --                    0.0%
2007                                --                       --                      --                    0.0%
2008 and thereafter                 22                  263,348               4,406,849                   83.2%
                                    --                  -------              ----------                   -----

Total                               29                  319,302              $5,295,233                    100%
                                    ==                  =======              ==========                   =====

---------------------

(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.


        After giving effect to the acquisition of the First Commercial Properties and One Christina Centre, the Company's portfolio consists of 151 office properties and 28 industrial properties (including an office property that is currently under construction and that the Company has agreed to acquire upon its completion during the second quarter of 1998) that contain an aggregate of approximately 12.2 million net rentable square feet.

Item 5. Other Events.

        (i) Additional Facility: On May 7, 1998, the Company and the Operating Partnership entered into an unsecured credit facility (the "Additional Facility") with NationsBank, N.A. permitting advances of up to $150 million, subject to certain conditions. The Additional Facility matures on November 7, 1998 and, in the absence of a default by the Company, is subject to one two-month extension at the option of the Company upon payment to NationsBank, N.A. of an extension fee equal to one-fourth of one percent of the then principal amount outstanding under the Additional Facility. The Additional Facility enables the Company to borrow funds at an interest rate equal to LIBOR plus 150 basis points (LIBOR plus 175 basis points during the two-month extension period) or, at the Company's option, the Prime Rate plus 25 basis points (Prime Rate plus 50 basis points during the two-month extension period). Amounts repaid by the Company under the Additional Facility are not subject to reborrowing. NationsBank, N.A. is the administrative agent and a lender under the Company's $330 million unsecured revolving credit facility (the "Revolving Facility"). The Additional Facility incorporates the covenants contained in the Revolving Facility. In addition, the Additional Facility contains provisions requiring the Company and the Operating Partnership to obtain a debt financing commitment and an underwriting agreement which together will provide funds either through mortgage loans or an equity issuance that will be sufficient to repay when due the Additional Facility. A consent of the lenders under the Revolving Facility will be required before the Company may use the proceeds of an equity offering to repay the Additional Facility. Such a consent has been requested of the lenders. At the closing of the Additional Facility, the Company paid NationsBank, N.A. a $300,000 origination fee. A copy of the Promissory Note executed by the Company and the Operating Partnership to evidence borrowings under the Additional Facility is attached as Exhibit 10.5 under Item 7 below.

        (ii) Two Tower Bridge: On May 11, 1998, the Operating Partnership, through a wholly-owned subsidiary (the "OP Subsidiary"), was admitted as a general partner (with a 35% residual interest) to an existing limited partnership (the "Two Tower Bridge Partnership") that owns an existing four-story office building in the Borough of Conshohocken, Montgomery County, Pennsylvania. The office building contains approximately 83,000 net rentable square feet and, as of May 1, 1998, was fully leased to seven tenants. The OP Subsidiary's admission to the Two Tower Bridge Partnership occurred concurrently with the refinancing of a first mortgage loan that encumbered the building with proceeds of a new $7.0 million first mortgage loan from Nationwide Life Insurance Company. In exchange for its general partnership interest, the OP Subsidiary made a capital contribution to the Two Tower Bridge Partnership in the approximate amount of $2.7 million. This contribution is entitled to a 10% preferential return. Additional information relating to this transaction, and related transactions, is contained in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statement of Business Acquired.

        The combined statement of revenue and certain expenses of the First Commercial Properties for the year ended December 31, 1997 together with the report of Independent Public Accountants thereon are included on pages F-10 to F-13.

        The statement of revenue and certain expenses of One Christina Centre for the year ended December 31, 1997 together with the report of Independent Public Accountants thereon are included on pages F-14 to F-17.

(b)     Pro Forma Financial Information.

        Pro forma financial information which reflects the Company's acquisition of the First Commercial Properties and One Christina Centre as of and for the year ended December 31, 1997 are included on pages F-1 to F-9.

(c)     Exhibits.

        10.1 Contribution Agreement, dated April 7, 1998, by and between the entities listed on Schedule 1 thereto and Brandywine Operating Partnership, L.P.

        10.2  First Amendment to Contribution Agreement dated May 8, 1998.

        10.3 Registration Rights Agreement, dated May 8, 1998, by and among Brandywine Realty Trust, Brandywine Operating Partnership, L.P., and certain other persons.

        10.4 Third Amendment, dated May 8, 1998, to the Amended and Restated Agreement of Limited Partnership of Brandywine Operating Partnership, L.P.

        10.5 Tax Indemnification Agreement dated May 8, 1998, by and between Brandywine Operating Partnership, L.P. and the parties identified on the signature page.

        10.6  Promissory Note ($150 million) to NationsBank, N.A.

        10.7 Second Amended and Restated Agreement of Limited Partnership (Two Tower Bridge Associates).

                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BRANDYWINE REALTY TRUST


Date: May 13, 1998                     By: /s/ GERARD H. SWEENEY
                                           ------------------------
                                           Gerard H. Sweeney
                                           President and Chief Executive Officer
                                             (Principal Executive Officer)



Date: May 13, 1998                     By: /s/ MARK S. KRIPKE
                                           ---------------------
                                           Mark S. Kripke
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                              Officer)

                             BRANDYWINE REALTY TRUST

                          INDEX TO FINANCIAL STATEMENTS



I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


o Pro Forma Condensed Consolidating Balance Sheet
  as of December 31, 1997...................................................F-4

o Pro Forma Condensed Consolidating Statement of Operations for the
  Year Ended December 31, 1997..............................................F-5

o Notes and Management's Assumptions to Unaudited Pro Forma Condensed
  Consolidating Financial Information.......................................F-6


II.  FIRST COMMERCIAL PROPERTIES

o Report of Independent Public Accountants..................................F-10

o Combined Statement of Revenue and Certain Expenses for the Year
  Ended December 31, 1997 (audited).........................................F-11

o Notes to Statement of Revenue and Certain Expenses........................F-12


III. ONE CHRISTINA CENTRE

o Report of Independent Public Accountants..................................F-14

o Statement of Revenue and Certain Expenses for the Year
  Ended December 31, 1997 (audited).........................................F-15

o Notes to Statement of Revenue and Certain Expenses........................F-16

                             BRANDYWINE REALTY TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

        The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of December 31, 1997 and the pro forma condensed consolidating statement of operations for the year ended December 31, 1997.

        The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

        The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on December 31, 1997 for balance sheet purposes, and on January 1, 1997 for purposes of the statement of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering"). The net proceeds from the March 1997 Offering were contributed to the Operating Partnership in exchange for 2,375,500 GP Units.

- The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

- The Company issued 786,840 Common Shares at $22.31 per share (the "September 1997 Offering"). The net proceeds from the September 1997 Offering were contributed to the Brandywine Operating Partnership, L.P. (the "Operating Partnership") in exchange for 786,840 units of general partnership interest ("GP Units") in the Operating Partnership.

- The Company issued 751,269 Common Shares at $24.63 per share (the "December 1997 Offering"). The net proceeds from the December 1997 Offering were contributed to the Operating Partnership in exchange for 751,269 GP Units.

- The Company issued 11,000,000 Common Shares at $24.00 per share, of which 1,000,000 shares related to the underwriter's exercise of the over-allotment option (the "January 1998 Offering"). The net proceeds from the January 1998 Offering were contributed to the Operating Partnership in exchange for 11,000,000 GP Units.

- The Company issued an aggregate of 1,012,820 Common Shares at $24.06 per share (the "February 18, 1998 Offering"). The net proceeds from the February 18, 1998 Offering were contributed to the Operating Partnership in exchange for 1,012,820 GP Units.

- The Company issued an aggregate of 629,921 Common Shares at $23.81 per share (the "February 27, 1998 Offering"). The net proceeds from the February 27, 1998 Offering were contributed to the Operating Partnership in exchange for 629,921 GP Units.

- The Company issued an aggregate of 625,000 Common Shares at $24.00 per share (the "April 1998 Offering"). The net proceeds from the April 1998 Offering were contributed to the Operating Partnership in exchange for 625,000 GP Units.

        The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at December 31, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                             BRANDYWINE REALTY TRUST

                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                     AS OF DECEMBER 31, 1997 (Notes 1 and 2)

                                   (Unaudited)
                                 (In thousands)

                                                     BRANDYWINE
                                                    REALTY TRUST
                                                     HISTORICAL          SHARE          PROPERTY
                                                    CONSOLIDATED       OFFERINGS      ACQUISITIONS      PRO FORMA
                                                         (A)               (B)             (C)         CONSOLIDATED
                                                    ------------       ---------      ------------     ------------
ASSETS:
   Real estate investments, net                       $563,557         $       -        $587,961        $1,151,518
   Cash and cash equivalents                            29,442                 -               -            29,442
   Escrowed cash                                           212                 -               -               212
   Accounts receivable                                   3,689                 -               -             3,689
   Due from affiliates                                     214                 -               -               214
   Investment in management company                         74                 -               -                74
   Investment in unconsolidated real estate ventures     5,480                 -               -             5,480
   Deposits                                             12,133                 -         (12,133)                -
   Deferred costs and other assets                       6,680                 -               -             6,680
                                                      ---------        ---------        --------        ----------
      Total assets                                     621,481                 -         575,828         1,197,309
                                                      =========        =========        ========        ==========

LIABILITIES:
   Mortgages and notes payable                         163,964          (301,422)        561,658           424,200
   Accrued interest                                        857                 -               -               857
   Accounts payable and accrued expenses                 2,377                 -               -             2,377
   Distributions payable                                 8,843                 -               -             8,843
   Tenant security deposits and deferred rents           5,535                 -               -             5,535
                                                      ---------        ---------        --------        ----------
      Total liabilities                                181,576          (301,422)        561,658           441,812
                                                      ---------        ---------        --------        ----------

MINORITY INTEREST                                       14,377                 -          14,170            28,547
                                                      ---------        ---------        --------        ----------

BENEFICIARIES' EQUITY:
   Common shares of beneficial interest                    241               132               -               373
   Additional paid-in capital                          446,054           301,290               -           747,344
   Share warrants                                          962                 -               -               962
   Cumulative earnings                                  11,753                 -               -            11,753
   Cumulative distributions                            (33,482)                -               -           (33,482)
                                                      ---------        ---------        --------        ----------
      Total beneficiaries' equity                      425,528           301,422               -           726,950
                                                      ---------        ---------        --------        ----------

      Total liabilities and beneficiaries' equity     $621,481          $      -        $575,828        $1,197,309
                                                      =========        =========        ========        ==========

                             BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1997 (Notes 1 and 3)

                                   (Unaudited)
               (In thousands, except share and per share amounts)


                                                            BRANDYWINE
                                                              REALTY                                          1998
                                                               TRUST                                         SHARE
                                                            HISTORICAL        1997                         OFFERINGS
                                                         CONSOLIDATED (A)  EVENTS (B)     SUBTOTAL            (C)
                                                         ----------------  ----------     --------         ---------
REVENUE:
     Base rents                                         $    49,928        $29,558         $79,486        $     -
     Tenant reimbursements                                    9,396          3,954          13,350              -
     Other                                                    1,736            284           2,020              -
                                                        -----------        -------         -------        -------
        Total Revenue                                        61,060         33,796          94,856              -
                                                        -----------        -------         -------        -------
OPERATING EXPENSES:
     Interest                                                 7,079          4,303          11,382        (22,607)
     Depreciation and amortization                           15,589          7,093          22,682              -
     Property operating expenses                             22,445         13,079          35,524              -
     Administrative expenses                                    659              -             659              -
                                                        -----------        -------         -------        -------
        Total operating expenses                             45,772         24,475          70,247        (22,607)
                                                        -----------        -------         -------        -------
Income (loss) before equity in income of
     management company and minority interest                15,288          9,321          24,609         22,607

Equity in income (loss) of management company                    89            422(E)          511              -
                                                        -----------        -------         -------        -------
Income (loss) before minority interest                       15,377          9,743          25,120         22,607

Minority interest in (income) loss                             (376)          (355)(F)        (731)          (815)(F)
                                                        -----------        -------         -------        -------
Net income (loss)                                            15,001          9,388          24,389         21,792

Income allocated to Preferred Shares                           (499)             -            (499)             -
                                                        -----------        -------         -------        -------
Income (loss) allocated to Common Shares                $    14,502        $ 9,388         $23,890        $21,792
                                                        ===========        =======         =======        =======
Diluted earnings (loss) per Common Share                $      0.95
                                                        ===========
Diluted weighted average number of
     shares outstanding                                  15,793,329
                                                        ===========


                                                      1998
                                                    PROPERTY            TOTAL
                                                  ACQUISITIONS        PRO FORMA
                                                       (D)          CONSOLIDATED
                                                  --------           -----------
REVENUE:
     Base rents                                   $ 62,869           $   142,355
     Tenant reimbursements                          10,505                23,855
     Other                                             905                 2,925
                                                  --------           -----------
        Total Revenue                               74,279               169,135
                                                  --------           -----------
OPERATING EXPENSES:
     Interest                                       42,104                30,879
     Depreciation and amortization                  18,815                41,497
     Property operating expenses                    27,729                63,253
     Administrative expenses                             -                   659
                                                  --------           -----------
        Total operating expenses                    88,648               136,288
                                                  --------           -----------
Income (loss) before equity in income of
     management company and minority interest      (14,369)               32,847

Equity in income (loss) of management company        1,576(E)              2,087
                                                  --------           -----------
Income (loss) before minority interest             (12,793)               34,934

Minority interest in (income) loss                     414(F)             (1,132)
                                                  --------           -----------
Net income (loss)                                  (12,379)               33,802

Income allocated to Preferred Shares                     -                  (499)
                                                  --------           -----------
Income (loss) allocated to Common Shares          $(12,379)          $    33,303
                                                  ========           ===========
Diluted earnings (loss) per Common Share                             $      0.90
                                                                     ===========

Diluted weighted average number of
     shares outstanding                                               37,407,699
                                                                     ===========


                             BRANDYWINE REALTY TRUST

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1.      BASIS OF PRESENTATION:

        Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of May 13, 1998, the Company owned 179 properties. The Company's interest in all of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of May 13, 1998, the Company held a 97.4% interest in the Operating Partnership.

        These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties, Three Christina Centre, the DKM Properties, the First Commercial Properties and One Christina Centre. In management's opinion, all adjustments necessary to reflect the effects of the March 1997 Offering, the July 1997 Offering, the September 1997 Offering, the December 1997 Offering, the January 1998 Offering, the February 18, 1998 Offering, the February 27, 1998 Offering, the April 1998 Offering, the acquisitions of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus Acquisition Properties, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Properties, the First Commercial Properties and One Christina Centre by the Company have been made.



2.      ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

        (A) Reflects the Company's historical consolidated balance sheet as of December 31, 1997.

        (B) Reflects the Company's recent public share offerings and the use of the aggregate net proceeds to repay $301.4 million of indebtedness under the Credit Facility, as summarized below:

                                           Net Proceeds
                                           ------------
          January 1998 Offering              $249,970
          February 18, 1998 Offering           23,052
          February 27, 1998 Offering           14,225
          April 1998 Offering                  14,175
                                             --------
          Total                              $301,422
                                             ========

        (C) Reflects the Company's recent property acquisitions as follows:

                                              Cost                                             Consideration
                              ---------------------------------    ------------------------------------------------
                                                                    Credit       Mortgage    Operating
                              Purchase     Closing                 Facility        Debt      Partnership
Acquisition                    Price        Costs      Total       Borrowings   Assumption     Units       Deposits
-----------                   --------     -------     -----       ----------   ----------   -----------   --------
GMH Portfolio                 $229,015     $1,665     $230,680     $218,547     $     -     $     -        $12,133
RREEF Portfolio                 55,500        657       56,157       56,157           -           -              -
Three Christina Centre          50,600      1,062       51,662       51,662           -           -              -
920 Harvest Drive               12,000        164       12,164       12,164           -           -              -
Norriton Business Center         7,742        283        8,025        2,367       5,658           -              -
DKM Portfolio                  137,800        381      138,181      119,195      15,374       3,612              -
First Commercial Properties     48,500        227       48,727       38,169           -      10,558              -
One Christina Centre            41,625        740       42,365       42,365           -           -              -
                              --------------------------------     ------------------------------------------------
     Total                    $582,782     $5,179     $587,961     $540,626     $21,032     $14,170        $12,133
                              ================================     ================================================



3.      ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT
        OF OPERATIONS:

        (A) Reflects the historical consolidated operations of the Company.

        (B) Reflects the pro forma statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre and the Scarborough Properties for the year ended December 31, 1997 and other pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering, the September 1997 Offering and the December 1997 Offering for the year ended December 31, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through the earlier of the respective acquisition dates or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

                                                                    Revenue                            Operating Expenses
                                               --------------------------------------------        --------------------------
                                                                                                                 Depreciation
                                                             Tenant                                                   and
                                                            reimburse-                                           amortization
Acquisition/Offering                           Rents          ments       Other       Total         Interest          (ii)
--------------------                           -----        ----------    -----       -----         --------     ------------
Columbia Acquisition Properties              $   338        $   24        $ 25      $   387         $  110          $   66
Main Street Acquisition Properties               542            60           -          602              -             109
1336 Enterprise Drive                             78            13           -           91              -              21
Kings Manor                                      105            27           -          132              -              29
Greentree Executive Campus                       602            17           -          619            249             106
Five Eves Drive                                  103            12           -          115             75              32
TA Properties                                  2,053           299           6        2,358          1,241             530
Emmes Properties                               2,570         1,130           2        3,702          2,049             874
748 & 755 Springdale Drive                       414             -           -          414            171              73
1974 Sproul Road                                 354            54           -          408              -              61
Berwyn Park Properties                         2,492           376          36        2,904              -             700
Green Hills Properties (iii)                   4,567             -           -        4,567            690             745
500/501 Office Center Drive                    1,106           919          48        2,073            700             340
Christiana Corporate Center                      615            22          45          682            308             132
Metropolitan Industrial Center                 1,395           306          33        1,734            926             395
Atrium 1                                         994            34          26        1,054            597             255
5 & 6 Cherry Hill Executive Campus               127             -           -          127            218              93
220 Commerce Drive                               594             -           -          594            345             147
Provident Place                                  644            90           7          741            411             175
PECO Building (iv)                               918             -           -          918            652             278
Bala Pointe Office Centre                      3,523            34          35        3,592          1,891             807
Scarborough Properties                         5,424           537          21        5,982          1,957           1,125
March 1997 Offering                                -             -           -            -            (91)              -
July 1997 Offering                                 -             -           -            -         (6,905)              -
September 1997 Offering                            -             -           -            -              -               -
December 1997 Offering                             -             -           -            -         (1,291)              -
                                             -----------------------------------------------------------------------------
      Total                                  $29,558        $3,954        $284      $33,796         $4,303          $7,093
                                             =============================================================================

                                              Property
                                              operating
Acquisition/Offering                          expenses      Total      Subtotal
--------------------                          ---------     -----      --------
Columbia Acquisition Properties              $   130      $   306      $   81
Main Street Acquisition Properties               379          488         114
1336 Enterprise Drive                             19           40          51
Kings Manor                                       43           72          60
Greentree Executive Campus                       272          627          (8)
Five Eves Drive                                   45          152         (37)
TA Properties                                    698        2,469        (111)
Emmes Properties                               1,332        4,255        (553)
748 & 755 Springdale Drive                        99          343          71
1974 Sproul Road                                 225          286         122
Berwyn Park Properties                         1,073        1,773       1,131
Green Hills Properties (iii)                   2,059        3,494       1,073
500/501 Office Center Drive                      971        2,011          62
Christiana Corporate Center                      218          658          24
Metropolitan Industrial Center                   472        1,793         (59)
Atrium 1                                         573        1,425        (371)
5 & 6 Cherry Hill Executive Campus               140          451        (324)
220 Commerce Drive                               186          678         (84)
Provident Place                                  283          869        (128)
PECO Building (iv)                                 -          930         (12)
Bala Pointe Office Centre                      1,544        4,242        (650)
Scarborough Properties                         2,318        5,400         582
March 1997 Offering                                -          (91)         91
July 1997 Offering                                 -       (6,905)      6,905
September 1997 Offering                            -            -           -
December 1997 Offering                             -       (1,291)      1,291
                                             --------------------------------
      Total                                  $13,079      $24,475      $9,321
                                             ================================


(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma property expenses of the Green Hill Properties exclude $666,000 from historical amounts. Such amount represents expected salary savings.

(iv) Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.


        (C) Represents interest expense savings from debt repayments upon the application of the net proceeds from the January 1998 Offering, the February 18, 1998 Offering, the February 27, 1998 Offering and the April 1998 Offering.

            Offering                              Interest savings (i)
            --------                              --------------------
            January 1998 Offering                      $(18,748)
            February 18, 1998 Offering                   (1,729)
            February 28, 1998 Offering                   (1,067)
            April 1998 Offering                          (1,063)

                Total                                  $(22,607)



(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

        (D) Reflects the pro forma statements of operations of the GMH Portfolio, the RREEF Portfolio, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Portfolio, the First Commercial Properties and One Christina Centre for the year ended December 31, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through December 31, 1997.

                                                    Revenue                                         Operating Expenses
                                 -----------------------------------------------  --------------------------------------------------
                                                                                                 Depreciation
                                               Tenant                                                and        Property
                                              reimburse-                                         amortization   operating
  Acquisition                      Rents        ments         Other      Total       Interest(i)    (ii)        expenses      Total
------------------------------------------------------------------------------------------------------------------------------------
GMH Portfolio                    $25,049      $ 1,937         $174      $27,160      $16,391      $ 7,382       $10,935      $34,708
RREEF Portfolio                    4,160          705            -        4,865        4,212        1,797         1,252        7,261
Three Christina Centre             4,635        2,427           22        7,084        3,875        1,653         2,830        8,358
920 Harvest Drive                  1,658           63            -        1,721          912          389           724        2,025
Norriton Business Center           1,161            -            -        1,161          658          257           276        1,191
DKM Portfolio                     15,182        4,135           24       19,341       10,016        4,422         7,164       21,602
First Commercial Properties        6,235          719          116        7,070        2,863        1,559         2,307        6,729
One Christina Centre               4,789          519          569        5,877        3,177        1,356         2,241        6,774
                                 ---------------------------------------------------------------------------------------------------
      Total                      $62,869      $10,505         $905      $74,279      $42,104      $18,815       $27,729      $88,648
                                 ===================================================================================================



(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility, and an effective rate of 7% to 8.5% on assumed mortgage indebtedness.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.


        (E) Pro forma equity in income of management company is based on management fees less incremental costs estimated to be incurred.

        (F) Pro forma minority interest in income represents the incremental pro forma earnings allocable to minority partners.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of First Commercial Properties, described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of Brandywine Realty Trust as described in Note 1, and is not intended to be a complete presentation of First Commercial Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of First Commercial Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
April 27, 1998

                           FIRST COMMERCIAL PROPERTIES

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1997





REVENUE:
   Base rents (Note 2)                                       $6,235,000
   Tenant reimbursements                                        719,000
   Other                                                        116,000
                                                             ----------


         Total revenues                                       7,070,000
                                                             ----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses                     912,000
   Utilities                                                    894,000
   Real estate taxes                                            501,000
                                                             ----------

         Total certain expenses                               2,307,000
                                                             ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                        $4,763,000
                                                             ==========




    The accompanying notes are an integral part of this financial statement.

                           FIRST COMMERCIAL PROPERTIES

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



1. BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflect the operations of First Commercial Properties (the "Properties") located in Harrisburg, Pennsylvania. The Properties are expected to be acquired from Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner. The Properties consist of a portfolio of eleven office buildings with approximately 38 tenants in May 1998. The Properties have an aggregate net rentable area of approximately 410,000 square feet which was 96% leased as of December 31, 1997. The net purchase price for Property is expected to be $48.5 million.

The statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above-described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Base rents presented for the year ended December 31, 1997, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue decrease resulting from the straight-line adjustment for the year ended December 31, 1997, was $59,000.

The following tenants account for greater than 10% of minimum rent:

         Property          Tenant                    Minimum Rent
         --------          ------                    ------------
300 Corporate Center Dr.   IBM                       $2,678,000
200 Corporate Center Dr.   PA Blue Shield               975,000

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2003. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                 1998                   $  5,465,000
                 1999                      3,450,000
                 2000                        976,000
                 2001                        777,000
                 2002                        412,000
                 Thereafter                  538,000
                                         -----------
                 Total                   $11,618,000

Certain leases also include provisions requiring tenants to reimburse First Commercial Properties for management costs and other operating expenses up to stipulated amounts.

3. RELATED PARTY TRANSACTIONS:

First Commercial Development Company, a related party, leases 3,166 square feet of the Properties. The lease is on a month-to-month basis at approximately $4,617 per month. Rents totaling $55,405 have been included in the statement of revenues and certain expenses.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Brandywine Realty Trust:

We have audited the statement of revenue and certain expenses of One Christina Centre, described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of Brandywine Realty Trust, as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of One Christina Centre for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
   May 1, 1998

                              ONE CHRISTINA CENTRE


               STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)

                      FOR THE YEAR ENDED DECEMBER 31, 1997





REVENUE:
   Minimum rent (Note 2)                                    $4,789,000
   Tenant reimbursements                                       519,000
   Other Income (Note 4)                                       569,000
                                                            ----------


         Total revenue                                       5,877,000
                                                            ----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses                  1,114,000
   Utilities                                                   738,000
   Real estate taxes                                           389,000
                                                            ----------

         Total certain expenses                              2,241,000
                                                            ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                       $3,636,000
                                                            ==========















    The accompanying notes are an integral part of this financial statement.

                              ONE CHRISTINA CENTRE

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



2. BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflect the operations of One Christina Centre (the "Property"), located in Wilmington, Delaware. The Property is expected to be acquired by Brandywine Realty Trust (the "Company") from Christina Pagemill, LLC in May 1998 for a net purchase price of approximately $41.6 million. The Property has an aggregate net rentable area of approximately 333,000 square feet which is 95% leased as of December 31, 1997. This statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on an accrual basis. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Base rents presented for the year ended December 31, 1997, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 1997 was $535,000.



The following tenants account for greater than 10% of minimum rent:

         Beneficial Corporation             $2,424,000
         First USA Bank                     $1,070,000

The Property is leased to tenants under operating leases with expiration dates extending to the year 2010. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                      1998                    $ 4,285,000
                      1999                      3,959,000
                      2000                      3,976,000
                      2001                      3,953,000
                      2002                      4,061,000
                      Thereafter               33,010,000
                                              -----------
                                              $53,244,000
                                              ===========

Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

3. MANAGEMENT FEES:

The Property paid management fees of $172,000 to LaSalle Partners, an unrelated third party, based on percentages as defined in the management agreement. These management fees are included within maintenance and other operating expenses in the statement of revenue and certain expenses.

4. OTHER INCOME:

The Property receives revenue from the operation of a parking facility that is managed by an unrelated third party. Revenue received from the operation of this facility totaled approximately $494,000 for the year ended December 31, 1997, and is included in other income on the statement of revenues and certain expenses.